                                ING EQUITY TRUST
                              ING CONVERTIBLE FUND
                          ING DISCIPLINED LARGECAP FUND
                   (FORMERLY ING RESEARCH ENHANCED INDEX FUND)
                            ING EQUITY AND BOND FUND
                          ING GROWTH OPPORTUNITIES FUND
                             ING GROWTH + VALUE FUND
                          ING LARGE COMPANY VALUE FUND
                          ING MIDCAP OPPORTUNITIES FUND
                         ING SMALLCAP OPPORTUNITIES FUND

                           ING INVESTMENT FUNDS, INC.
                                ING MAGNACAP FUND

                         Supplement Dated August 6, 2003
          To Domestic Equity Growth Funds, Domestic Equity Value Funds
                      and Domestic Equity and Income Funds
                               Class Q Prospectus
                            Dated September 23, 2002

Effective August 1, 2003, the above referenced funds except ING Growth + Value Fund and ING Disciplined LargeCap Fund (the "Funds") are sub-advised by Aeltus Investment Management, Inc. ("ING Aeltus"). ING Aeltus has sub-advised the ING Disciplined LargeCap Fund since August 1, 2001. Both ING Aeltus, and the Funds' adviser, ING Investments, LLC ("ING Investments"), are indirect, wholly owned subsidiaries of ING Groep N.V. ("ING") and affiliates of each other. ING has undertaken an internal reorganization plan that will, among other things, integrate certain of its portfolio management professionals across the U.S. under a common management structure known as ING Investment Management Americas, which includes ING Aeltus. One of the primary purposes of the integration plan is to promote consistently high levels of performance in terms of investment standards, research, policies and procedures in the portfolio management functions related to the Funds. As a result of this integration plan, the operational and supervisory functions of the Funds Investment Management Agreements will be separated from the portfolio management functions of the Funds, with the former continuing to be provided by ING Investments and the latter provided by ING Aeltus. The portfolio management personnel overseeing the Funds have become employees of ING Aeltus, which will assume primary responsibility for all portfolio management issues, including the purchase, retention, or sale of portfolio securities. The portfolio management team for each Fund did not change as a result of the internal reorganization described above.

The Prospectus is updated to reflect this new sub-advisory arrangement as described below:

a) The section entitled "Funds at a Glance" on page 2 of the Prospectus is revised to reflect that Aeltus Investment Management, Inc. is the sub-adviser for the Funds.
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b)    The section entitled "ING Directly Manages the Portfolios of the Following
      Funds:" on page 38 - 39 of the Prospectus is replaced in its entirety with the following:

            ING DIRECTLY MANAGES THE GROWTH + VALUE FUND

            The Fund has been managed by a team of investment professionals led by Matthew S. Price and David C. Campbell since June 16, 2003. Matthew Price, portfolio manager, joined ING as a managing director and portfolio manager in 1992. David C. Campbell, portfolio manager, joined ING as a managing director and portfolio manager in 1990.

c) The following is added following the first paragraph of the section entitled "Sub-Advisers" on page 40 of the Prospectus:


ING GROWTH OPPORTUNITIES FUND, ING MIDCAP OPPORTUNITIES FUND, ING SMALLCAP OPPORTUNITIES FUND, ING DISCIPLINED LARGECAP FUND, ING LARGE COMPANY VALUE FUND, ING MAGNACAP FUND, ING CONVERTIBLE FUND AND ING EQUITY AND BOND FUND

AELTUS INVESTMENT MANAGEMENT, INC.

Aeltus Investment Management, Inc. (ING Aeltus), a Connecticut corporation, serves as the Sub-Adviser to ING Growth Opportunities Fund, ING MidCap Opportunities Fund, ING SmallCap Opportunities Fund, ING Disciplined LargeCap Fund, ING Large Company Value Fund, ING MagnaCap Fund, ING Convertible Fund and ING Equity and Bond Fund.

Founded in 1972, ING Aeltus is registered as an investment adviser with the SEC. ING Aeltus has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972.

As of June 30, 2003, Aeltus managed over $41.5 billion in assets. Its principal office is located at 10 State House Square, Hartford, Connecticut 06103-3602.

ING GROWTH OPPORTUNITIES FUND, ING MIDCAP OPPORTUNITIES FUND AND ING SMALLCAP OPPORTUNITIES FUND

The Funds have been managed by a team of investment professionals led by Matthew
S. Price and David C. Campbell since April 2003. Matthew S. Price, Portfolio Manager, joined ING as a managing director and portfolio manager in 1992. David
C. Campbell, Portfolio Manager, joined ING as a managing director and portfolio manager in 1990.

ING LARGE COMPANY VALUE FUND AND ING MAGNACAP FUND

The Funds have been managed by a team of investment professionals led by William
F. Coughlin since April 2003. William F. Coughlin, Portfolio Manager, joined ING in April 2003. Prior to joining ING, Mr. Coughlin was Chief Investment Officer and a principal of Delta Capital Management LLC since 1998. Before joining Delta he was a Managing Director at Scudder Kemper Investments, and its predecessor firm, Dreman Value Advisors.

ING CONVERTIBLE FUND

The Fund has been managed by a team of investment professionals led by Anuradha Sahai since April 2003. Anuradha Sahai, Portfolio Manager, has served as a member of the team that managed the Fund since April 2002. Ms. Sahai has held several analyst positions with ING since 1997.

ING EQUITY AND BOND

The equity portion of the Fund has been managed by a team of investment professionals led by James A. Vail since April 2003. Mr. Vail has served as Vice president and Senior Portfolio Manager
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since 2000. He is a Chartered Financial Analyst, a member of the New York
Society of Security Analysts and has over 25 years of investment experience. Prior to joining ING in 2000, Mr. Vail was Vice President at Lexington, which he joined in 1991.

The bond portion of the Fund has been managed by a team of investment professionals led by James Kauffmann since February 2003. Mr. Kauffmann joined ING in 1996 and has over 17 years of investment experience.

ING DISCIPLINED LARGECAP FUND

The Fund (formerly the ING Research Enhanced Index Fund) has been managed by a team of investment professionals led by Hugh T.M. Whelan since August 2001. Mr. Whelan has served as a quantitative equity analyst at ING since 1999. Previously, Mr. Whelan was a quantitative portfolio manager within the fixed income group, specializing in corporate securities, since 1994.


d) The section entitled "Management of the Funds- Research Enhanced Index Fund" on page 40 of the Prospectus (as supplemented June 17, 2003) is deleted.



               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE